Synovus	4 of 8
INCOME STATEMENT DATA
(Unaudited)

(In thousands, except per share data)	2009	2008				1st Quarter
	First	Fourth	Third	Second	First	'09 vs. '08
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income (taxable equivalent)	$387,574	441,749	456,400	459,274	505,057	(23.3)%
Interest expense	143,154	182,312	187,425	184,719	225,232	(36.4)

Net interest income (taxable equivalent)	244,420	259,437	268,975	274,555	279,825	(12.7)
Tax equivalent adjustment	1,181	1,412	1,177	1,134	1,176	0.4

Net interest income	243,239	258,025	267,798	273,421	278,649	(12.7)
Provision for loan losses	290,437	363,867	151,351	93,616	91,049	219.0

Net interest income (loss) after provision for loan losses	(47,198)	(105,842)	116,447	179,805	187,600	(125.2)

Non-interest income:
Service charges on deposit accounts	28,699	29,244	28,132	26,070	28,391	1.1
Fiduciary and asset management fees	10,815	11,168	12,095	12,898	12,621	(14.3)
Brokerage and investment banking revenue	6,871	7,528	7,898	9,206	8,487	(19.0)
Mortgage banking income	9,322	5,170	4,476	5,686	8,161	14.2
Bankcard fees	12,681	13,365	13,371	14,198	12,218	3.8
Net gains on sales of investment securities available for sale	—	45	—	—	—	nm
Other fee income	7,690	7,207	8,773	10,081	11,185	(31.2)
Increase in fair value of private equity investments, net	—	6,996	13,052	—	4,946	nm
Proceeds from sale of MasterCard shares	—	—	—	16,186	—	nm
Proceeds from redemption of Visa shares	—	—	—	—	38,542	nm
Other non-interest income	12,670	7,838	11,158	13,373	15,424	(17.9)

Total non-interest income	88,748	88,561	98,955	107,698	139,975	(36.6)

Non-interest expense:
Salaries and other personnel expense	111,979	112,586	114,535	109,676	122,130	(8.3)
Net occupancy and equipment expense	31,647	31,255	31,852	31,126	30,211	4.8
FDIC insurance and other regulatory fees	12,999	6,950	5,960	6,172	6,079	113.8
Foreclosed real estate	46,330	71,915	43,205	13,677	7,881	487.9
Losses on impaired loans held for sale	(65)	(35)	—	9,944	—	nm
Visa litigation (recovery) expense	—	(6,390)	6,347	—	(17,430)	nm
Goodwill impairment	—	442,730	9,887	27,000	—	nm
Professional fees	6,957	9,973	6,909	8,454	4,940	40.8
Restructuring charges	6,358	2,826	9,048	4,251	—	nm
Other operating expenses	47,151	51,389	47,341	55,664	47,563	(0.9)

Total non-interest expense	263,356	723,199	275,084	265,964	201,374	30.8

Income (loss) before income taxes	(221,806)	(740,480)	(59,682)	21,539	126,201	(275.8)
Income tax (benefit) expense	(85,077)	(106,435)	(24,211)	9,302	43,648	(294.9)

Net income (loss)	(136,729)	(634,045)	(35,471)	12,237	82,553	(265.6)

Net income (loss) attributable to non-controlling interest	(57)	1,365	4,650	138	1,559	(103.7)

Net income (loss) attributable to controlling interest	(136,672)	(635,410)	(40,121)	12,099	80,994	(268.7)

Dividends and accretion of discount on preferred stock	14,192	2,057	—	—	—	nm

Net income (loss) available to common shareholders	$(150,864)	(637,467)	(40,121)	12,099	80,994	(286.3)

Basic EPS	$(0.46)	(1.93)	(0.12)	0.04	0.25	nm

Diluted EPS	(0.46)	(1.93)	(0.12)	0.04	0.24	nm

Cash dividends declared per common share	0.01	0.06	0.06	0.17	0.17	(94.1)

Return on average assets *	(1.58)%	(7.17)	(0.47)	0.14	0.99	nm
Return on average common equity *	(21.90)	(76.55)	(4.74)	1.40	9.43	nm

Average common shares outstanding — basic	329,785	329,691	329,438	329,173	328,970	0.2%
Average common shares outstanding — diluted	329,785	329,691	329,438	331,418	331,719	(0.6)
nm – not meaningful
* – ratios are annualized

Synovus	5 of 8

BALANCE SHEET DATA	March 31, 2009	December 31, 2008	March 31, 2008
(Unaudited)
(In thousands, except share data)
ASSETS
Cash and due from banks	$437,788	524,327	589,640
Interest bearing funds with Federal Reserve Bank	362,038	1,206,168	—
Interest earning deposits with banks	95,757	10,805	2,440
Federal funds sold and securities purchased under resale agreements	155,549	388,197	101,855
Trading account assets	15,013	24,513	34,730
Mortgage loans held for sale	223,093	133,637	141,598
Impaired loans held for sale	22,751	3,527	42,270
Investment securities available for sale	3,778,473	3,892,148	3,779,877

Loans, net of unearned income	27,730,272	27,920,177	27,117,510
Allowance for loan losses	(642,422)	(598,301)	(394,848)

Loans, net	27,087,850	27,321,876	26,722,662

Premises and equipment, net	603,555	605,019	565,887
Goodwill	39,521	39,521	519,138
Other intangible assets, net	20,064	21,266	26,156
Other assets	1,705,980	1,615,265	1,233,637

Total assets	$34,547,432	35,786,269	33,759,890

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$3,785,089	3,563,619	3,508,246
Interest bearing deposits	24,162,897	25,053,560	22,154,941

Total deposits	27,947,986	28,617,179	25,663,187

Federal funds purchased and securities sold under repurchase agreements	577,269	725,869	2,108,109

Long-term debt	1,869,884	2,107,173	1,992,750

Other liabilities	480,895	516,541	442,270

Total liabilities	30,876,034	31,966,762	30,206,316

Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	921,728	919,635	—
Common stock, par value $1.00 (2)	336,069	336,011	335,750
Additional paid-in capital	1,168,409	1,165,875	1,106,049
Treasury stock (3)	(114,139)	(114,117)	(113,944)
Accumulated other comprehensive income	125,013	129,253	92,076
Retained earnings	1,200,899	1,350,501	2,110,871

Total shareholders’ equity	3,637,979	3,787,158	3,530,802
Non-controlling interest	33,419	32,349	22,772

Total equity	3,671,398	3,819,507	3,553,574

Total liabilities and shareholders’ equity	$34,547,432	35,786,269	33,759,890

(1)	Preferred shares outstanding: 967,870 at March 31, 2009 and December 31, 2008.

(2)	Common shares outstanding: 330,386,502; 330,334,111; and 330,088,033 at March 31, 2009, December 31, 2008, and March 31, 2008, respectively.

(3)	Treasury shares: 5,682,301; 5,676,830; and 5,661,538 at March 31, 2009, December 31, 2008 and March 31, 2008, respectively.

Synovus	6 of 8
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2009	2008
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable Investment Securities	$3,572,296	3,671,637	3,670,315	3,556,381	3,485,370
Yield	5.06%	4.78	4.91	5.00	5.01

Tax-Exempt Investment Securities	$116,163	122,332	128,241	137,606	154,408
Yield (taxable equivalent)	6.91%	6.79	6.74	7.34	7.00

Trading Account Assets	$22,580	29,727	30,584	26,531	36,652
Yield	6.02%	5.10	6.77	5.88	6.96

Commercial Loans	$23,525,450	23,870,384	23,302,028	23,183,128	22,763,954
Yield	4.77%	5.46	5.78	5.96	6.79

Consumer Loans	$4,353,580	4,347,332	4,267,477	4,115,130	4,026,942
Yield	5.50%	5.88	6.19	6.29	7.05

Allowance for Loan Losses	$(627,110)	(473,875)	(422,331)	(397,392)	(381,695)

Loans, Net	$27,251,920	27,743,841	27,147,174	26,900,866	26,409,201
Yield	5.01%	5.63	5.95	6.12	6.94

Mortgage Loans Held for Sale	$247,937	98,362	108,873	157,049	121,806
Yield	5.46%	5.96	6.91	5.86	5.57

Federal Funds Sold, Due from Federal Reserve Bank and Other Short-Term Investments	$1,214,897	642,396	211,323	201,081	128,381
Yield	0.31%	0.60	1.88	1.83	3.41

Total Interest Earning Assets	$32,425,793	32,308,295	31,296,510	30,979,514	30,335,818
Yield	4.84%	5.44	5.81	5.96	6.69

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,602,371	3,201,355	3,076,447	3,154,884	3,200,650
Rate	0.49%	0.80	1.07	1.10	1.56

Money Market Accounts	$8,345,749	8,111,930	8,042,193	7,908,732	7,872,029
Rate	1.18%	1.67	2.21	2.21	3.04

Savings Deposits	$452,206	442,623	457,526	461,970	448,581
Rate	0.16%	0.22	0.25	0.25	0.28

Time Deposits Under $100,000	$3,222,601	3,264,401	3,055,465	2,814,714	2,777,764
Rate	3.41%	3.64	3.69	3.97	4.44

Time Deposits Over $100,000	$9,273,654	9,935,944	8,700,251	7,812,401	7,472,392
Rate	3.34%	3.66	3.71	3.89	4.54

Total Interest Bearing Deposits	$24,896,581	24,956,253	23,331,882	22,152,701	21,771,416
Rate	2.16%	2.58	2.77	2.82	3.46

Federal Funds Purchased and Other Short-Term Liabilities	$578,717	876,330	1,459,097	2,302,986	2,253,640
Rate	0.59%	0.90	1.94	2.03	3.18

Long-Term Debt	$1,964,064	2,106,785	2,119,321	2,048,213	1,930,412
Rate	2.07%	3.44	3.32	3.44	4.21

Total Interest Bearing Liabilities	$27,439,362	27,939,368	26,910,300	26,503,900	25,955,468
Rate	2.11%	2.59	2.77	2.80	3.48

Non-Interest Bearing Demand Deposits	$3,611,958	3,508,753	3,463,563	3,448,794	3,338,106

Net Interest Margin	3.05%	3.20	3.42	3.57	3.71

*	Yields and rates are annualized.

Synovus	7 of 8
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	March 31, 2009
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Multi-Family	$679,526	2.5%	$21,860	1.5%
Hotels	1,041,877	3.8	229,283	15.9
Office Buildings	1,085,110	3.9	9,980	0.7
Shopping Centers	1,103,963	4.0	44,298	3.1
Commercial Development	788,278	2.8	47,279	3.3
Warehouses	466,134	1.7	3,281	0.2
Other Investment Property	638,747	2.3	7,718	0.5

Total Investment Properties	5,803,635	21.0	363,699	25.2

1-4 Family Construction	1,485,991	5.4	287,616	20.0
1-4 Family Perm / Mini-Perm	1,370,838	4.9	52,567	3.7
Residential Development	1,970,009	7.1	316,855	22.0

Total 1-4 Family Properties	4,826,838	17.4	657,038	45.7

Land Acquisition	1,649,217	5.9	157,690	10.9

Total Commercial Real Estate	12,279,690	44.3	1,178,427	81.8

Commercial, Financial, and Agricultural	6,578,747	23.7	135,977	9.4
Owner-Occupied	4,577,238	16.5	66,320	4.6

Total Commercial & Industrial	11,155,985	40.2	202,297	14.0
Home Equity	1,718,918	6.2	11,932	0.8
Consumer Mortgages	1,734,439	6.3	41,519	2.9
Credit Card	285,099	1.0	—	—
Other Retail Loans	588,163	2.1	7,013	0.5

Total Retail	4,326,619	15.6	60,464	4.2

Unearned Income	(32,022)	(0.1)	—	—

Total	$27,730,272	100.0%	$1,441,188	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		1Q09 vs. 4Q08		1Q09 vs. 1Q08
Loan Type	March 31, 2009	December 31, 2008	% change (1)	March 31, 2008	% change
Multi-Family	$679,526	589,708	61.8%	$510,069	33.2%
Hotels	1,041,877	965,886	31.9	704,553	47.9
Office Buildings	1,085,110	1,036,837	18.9	1,020,981	6.3
Shopping Centers	1,103,963	1,090,807	4.9	904,624	22.0
Commercial Development	788,278	763,962	12.9	816,987	(3.5)
Warehouses	466,134	461,402	4.2	407,974	14.3
Other Investment Property	638,747	614,149	16.2	531,229	20.2

Total Investment Properties	5,803,635	5,522,751	20.6	4,896,417	18.5

1-4 Family Construction	1,485,991	1,611,779	(31.7)	2,111,556	(29.6)
1-4 Family Perm / Mini-Perm	1,370,838	1,441,798	(20.0)	1,348,808	1.6
Residential Development	1,970,009	2,123,669	(29.3)	2,323,896	(15.2)

Total 1-4 Family Properties	4,826,838	5,177,246	(27.4)	5,784,260	(16.6)

Land Acquisition	1,649,217	1,620,370	7.2	1,619,409	1.8

Total Commercial Real Estate	12,279,690	12,320,367	(1.3)	12,300,086	(0.2)

Commercial, Financial, and Agricultural	6,578,747	6,747,928	(10.2)	6,581,535	nm
Owner-Occupied	4,577,238	4,499,339	7.0	4,227,358	8.3

Total Commercial & Industrial	11,155,985	11,247,267	(3.3)	10,808,893	3.2

Home Equity	1,718,918	1,725,075	(1.4)	1,585,332	8.4
Consumer Mortgages	1,734,439	1,763,449	(6.7)	1,664,413	4.2
Credit Card	285,099	295,055	(13.7)	297,099	(4.0)
Other Retail Loans	588,163	606,347	(12.2)	505,757	16.3

Total Retail	4,326,619	4,389,926	(5.8)	4,052,601	6.8

Unearned Income	(32,022)	(37,383)	(58.2)	(44,070)	(27.3)

Total	$27,730,272	27,920,177	(2.8)%	$27,117,510	2.3%

(1)	Percentage change is annualized.

Synovus	8 of 8

CREDIT QUALITY DATA (Unaudited) (Dollars in thousands)	2009	2008				1st Quarter
	First	Fourth	Third	Second	First	'09 vs. '08
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Nonperforming Loans	$1,441,188	921,708	769,950	626,571	515,302	179.7%
Impaired Loans Held for Sale (1)	22,751	3,527	13,554	6,365	42,270	(46.2)
Other Real Estate	287,246	246,121	215,082	197,328	121,753	135.9
Nonperforming Assets	1,751,185	1,171,356	998,586	830,264	679,325	157.8

Allowance for Loan Losses	642,422	598,301	463,836	417,813	394,848	62.7

Net Charge-Offs — Quarter	246,314	229,402	105,328	70,652	63,813	286.0
Net Charge-Offs — YTD	246,314	469,195	239,793	134,465	63,813	286.0
Net Charge-Offs/Average Loans — Quarter (2)	3.53%	3.25	1.53	1.04	0.95
Net Charge-Offs/Average Loans — YTD (2)	3.53	1.71	1.18	0.99	0.95

Nonperforming Loans/Loans	5.20	3.30	2.78	2.28	1.90
Nonperforming Assets/Loans, Impaired Loans Held for Sale & ORE	6.25	4.16	3.58	3.00	2.49
Allowance/Loans	2.32	2.14	1.68	1.52	1.46

Allowance/Nonperforming Loans	44.58	64.91	60.24	66.68	76.62

Past Due Loans over 90 days and Still Accruing	31,316	38,794	49,868	39,614	43,009	(27.2)%
As a Percentage of Loans Outstanding	0.11	0.14	0.18	0.14	0.16

Total Past Dues Loans and Still Accruing	587,014	362,538	403,180	365,046	377,999	55.3
As a Percentage of Loans Outstanding	2.12	1.30	1.46	1.33	1.39

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.

(2)	Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	March 31, 2009	December 31, 2008	March 31, 2008

Tier 1 Capital	$3,454,987	3,602,848	2,904,864
Total Risk-Based Capital	4,440,805	4,674,476	3,989,712
Tier 1 Capital Ratio	11.05%	11.22	9.07
Total Risk-Based Capital Ratio	14.21	14.56	12.46
Leverage Ratio	9.88	10.28	8.96
Common Equity as a Percentage of Total Assets	7.96	8.10	10.52
Tangible Common Equity as a Percentage of Tangible Assets (2)	7.80	7.95	9.05
Tangible Common Equity as a Percentage of Risk Weighted Assets (2)	8.61	8.84	9.40
Book Value Per Common Share	8.32	8.78	10.76
Tangible Book Value Per Common Share (2)	8.14	8.60	9.11

(1)	Current quarter regulatory capital information is preliminary.

(2)	Excludes the carrying value of goodwill and other intangible assets from shareholders’ equity and total assets.